                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 27, 1999
                                                   ------------

                          Microstrategy Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                000-24435            51-0323571
    ----------------------------    ------------      -------------------
    (State or Other Jurisdiction    (Commission        (IRS Employer
          of Incorporation)         File Number)      Identification No.)



8000 Towers Crescent Drive, Vienna, VA                      22182
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:     (703) 848-8600
                                                        --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

          On May 27, 1999, Microstrategy Incorporated (the "Company") announced that it entered into an agreement with Ameritrade Holding Corporation ("Ameritrade") pursuant to which Ameritrade has agreed to purchase software from the Company. The Company expects that the revenues from the agreement will be greater than 10% of the Company's total revenues for the quarter ending June 30, 1999. Pursuant to the agreement, Ameritrade has the option to purchase additional software from the Company over time. In addition, the Company will be creating a software application for Ameritrade in exchange for potential royalties. The Company's press release related to this transaction is filed herewith as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Exhibits.

        99.1   Press Release
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MICROSTRATEGY INCORPORATED



Date:  June 1, 1999                          By:  /s/ Mark Lynch
       ------------                               -----------------------
                                                  Mark Lynch
                                                  Vice President and
                                                  Chief Financial Officer